SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


 Date of Report (date of earliest event reported):  JANUARY 24, 2003



                        PSB HOLDINGS, INC.

      (Exact name of registrant as specified in its charter)



     WISCONSIN                0-26480             39-1804877
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1905 W. STEWART AVENUE
                         WAUSAU, WI 54401

   (Address of principal executive offices, including Zip Code)

                          (715) 842-2191
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 24, 2003, PSB Holdings, Inc. reported net income of $1,332,000, or $.80 per share, for the fourth quarter ended December 31, 2002, as compared to net earnings of $873,000, or $.52 per share, for the fourth quarter ended December 31, 2001. The Company also reported net income of $4,365,000 or $2.61 per share ($2.60 fully diluted), for the year ended December 31, 2002 compared to net income of $3,366,000, or $2.00 per share, for the 2001 fiscal year.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

 99.1          Press release dated January 24, 2003


 ITEM 9.  REGULATION FD DISCLOSURE

     On January 24, 2003, PSB Holdings, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                 SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PSB HOLDINGS, INC.

                                       SCOTT M. CATTANACH
 Date:  January 24, 2003          By:  Scott M. Cattanach
                                       Treasurer

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                        PSB HOLDINGS, INC.
                      DATED JANUARY 24, 2003
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. Section 232.102(d))


 99.1  PRESS RELEASE DATED JANUARY 24, 2003